MERRILL LYNCH
ADJUSTABLE
RATE SECURITIES
FUND, INC.




FUND LOGO




Semi-Annual Report

November 30, 1998




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.







Merrill Lynch
Adjustable Rate
Securities Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.



Officers and
Directors


Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Jeffrey B. Hewson, Vice President
Theodore J. Magnani, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary


Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863





Merrill Lynch Adjustable Rate Securities Fund, Inc., November 30, 1998


DEAR SHAREHOLDER


During the three-month period ended November 30, 1998, global market volatility increased, caused by a series of adverse business, economic and political developments. Despite a precipitous drop in interest rates, US credit market spreads widened significantly during the quarter, as investors became more risk averse in response to the deepening global financial problems. In an effort to alleviate the liquidity squeeze gripping the US credit market and prevent the US economy from tumbling into a recession, the Federal Reserve Board lowered interest rates in late September, in mid-October and again in mid-November.

Numerous events caused market volatility to increase and credit market spreads to widen. The disclosure of massive losses by a prominent hedge fund, coupled with deteriorating economic conditions in Latin America and Japan and US presidential impeachment proceedings, prompted wide gyrations in US equity prices and a tightening of bank credit standards. Consequently, US credit spreads widened to levels seen only in past recessions. In a preemptive move to ease the liquidity strain upon the credit markets, the Federal Reserve Board lowered the Federal Funds rate by 75 basis points (0.75%) to 4.75% and the discount rate was reduced 50 basis points to 4.50% over a span of just seven weeks, the fastest easing move since the last economic recession in 1991.

Despite global economic turmoil, the US economy continued to exhibit stronger-than-expected growth in the third quarter of 1998. Gross domestic product (GDP), led by an improved trade deficit and strong consumer demand, rose 3.7% during the November quarter. After a 2.2% and 2.1% reduction from GDP during the first and second quarters of 1998, respectively, fewer imports helped improve the trade deficit in the third quarter of 1998. As a result, the US trade deficit subtracted just 0.4% from third-quarter GDP. More important, consumer spending, which rose 4.1% in the third quarter, remains exceptionally strong and continues to outstrip income growth. In addition, new home sales and new housing starts are at or near their all-time highs, keeping housing growth particularly strong. Nonetheless, despite the recent economic euphoria, we see signs that US economic growth could slow in 1999.

Structural imbalances in two sectors of the US economy could cause growth to slow in 1999. First, consumer spending, which has exploded from strong employment growth and personal asset gains, could begin to moderate, and job growth is slowing. The three-month average gain in non-farm payrolls through November 1998 is the lowest in three years. In addition, consumer confidence is falling and is at a 19-month low. Slower income growth from smaller job gains, coupled with declining consumer confidence, could slow spending growth in 1999. Second, capital spending, which has grown at a double-digit pace since 1991, is beginning to slow. Over the last several years, large capital spending investments have allowed companies to increase their output capacity. However, slowing global economies have reduced demand and left companies with capacity overhang. As a result, capacity utilization, which has fallen steadily, was at an 80.6% rate in November, a five-year low. Consequently, we expect capital spending growth to slow in 1999. Finally, the US trade deficit could widen because of reduced global demand amid a continuing global economic slowdown, resulting in a further drag on US economic growth. Should US economic growth begin to show signs of weakness, we expect the Federal Reserve Board to ease monetary policy further.


Portfolio Strategy
During the quarter ended November 30, 1998, US interest rates fell once again and the US Treasury yield curve narrowed further. The yield of the one-year US Treasury bill declined 0.35% to 4.50%, while the yield of the 30-year US Treasury bond fell 0.18% to 5.07%. In spite of interest rate declines, the Fund's net asset value declined slightly as adjustable rate mortgage securities (ARMS) yield spreads widened during the period. We kept the Fund's duration in a 0.5-year--0.75-year range to limit interest rate sensitivity and to reduce fluctuation in the Fund's net asset value. However, the negative effects of the yield spread widening overwhelmed the positive effects of falling interest rates, causing ARMS prices to decline. ARMS yield spreads widened for two primary reasons. First, amid signs of diminished liquidity in the banking system and a heightened aversion to risk, a global "flight to quality" ensued, pushing US Treasury yields to their lowest levels in more than a generation. As a result, virtually all credit market spreads widened during the period. Second, as interest rates fell and the US Treasury curve narrowed further, investors raised their prepayment expectations. Consequently, ARMS yield spreads widened in response to an anticipated faster prepayment environment.

During the three-month period ended November 30, 1998, our strategy remained defensive. In the beginning of the quarter, we reduced our ARMS holdings to 70% of net assets (the Fund must hold a minimum 65% of its net assets in adjustable rate securities). However, later in the quarter, we took advantage of the widening in ARMS spreads and increased our ARMS holdings to 75% of net assets. As we move ahead, we believe the current ARMS environment is extremely attractive because yield spreads are at their widest levels in over eight years. Consequently, we intend to further increase our holdings of ARMS, since we believe the end of the flight to quality seen this past quarter could cause spreads to tighten favorably. In any event, we remain focused on our strategy to provide the highest possible yields consistent with limited net asset volatility.


In Conclusion
We thank you for your investment in Merrill Lynch Adjustable Rate
Securities Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Gregory Mark Maunz)
Gregory Mark Maunz
Senior Vice President and
Portfolio Manager






January 13, 1999




Merrill Lynch Adjustable Rate Securities Fund, Inc., November 30, 1998


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent
Performance
Results*
                                                                                             Since        Standardized
                                                            12 Month        3 Month        Inception      30-Day Yield
                                                          Total Return    Total Return    Total Return   As of 11/30/98
ML Adjustable Rate Securities Fund, Inc. Class A Shares       +4.35%          +0.61%         +28.71%          5.05%
ML Adjustable Rate Securities Fund, Inc. Class B Shares       +3.55           +0.52          +35.18           4.49
ML Adjustable Rate Securities Fund, Inc. Class C Shares       +3.51           +0.40          +24.10           4.45
ML Adjustable Rate Securities Fund, Inc. Class D Shares       +3.98           +0.54          +40.20           4.82

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods are Class A & Class C Shares, from 10/21/94 to 11/30/98 and Class B & Class D Shares, from 8/2/91 to 11/30/98.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/98                         +4.58%         +0.40%
Inception (10/21/94) through 9/30/98       +6.48          +5.39

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/98                         +3.78%         -0.17%
Five Years Ended 9/30/98                   +4.52          +4.52
Inception (8/2/91) through 9/30/98         +4.25          +4.25

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/98                         +3.74%         +2.75%
Inception (10/21/94) through 9/30/98       +5.54          +5.54

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/98                         +4.43%         +0.25%
Five Years Ended 9/30/98                   +5.09          +4.24
Inception (8/2/91) through 9/30/98         +4.78          +4.19

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Merrill Lynch Adjustable Rate Securities Fund, Inc., November 30, 1998


SCHEDULE OF INVESTMENTS
                                           Face                                                        Value       Percent of
                  Index                   Amount               Issue                      Cost       (Note 1a)     Net Assets
Adjustable Rate*  Certificate of      $ 2,262,531    Federal National Mortgage
Mortgage-Backed   Deposit Indexed                    Association, #307622, 7.51%
Obligations**     Obligations                        due 4/01/2023                    $  2,326,029   $  2,303,189      2.22%


                  Constant Maturity                  Federal Home Loan Mortgage
                  Treasury Indexed                   Corporation:
                  Obligations           1,498,281      #645073, 7.717% due 5/01/2015     1,523,564      1,546,026      1.49
                                        1,083,993      #607129, 7.261% due 1/01/2016     1,117,268      1,093,391      1.05
                                        4,697,461      #840032, 7.261% due 1/01/2019     4,877,080      4,753,267      4.58
                                        2,299,805      #606108, 7.581% due 9/01/2019     2,344,380      2,349,389      2.26
                                        1,960,869      #775194, 7.08% due 3/01/2020      1,966,032      1,973,497      1.90
                                           63,649      #785173, 7.365% due 8/01/2020        65,121         63,629      0.06
                                        1,550,841      #845139, 7.785% due 3/01/2022     1,573,779      1,567,326      1.51
                                        3,923,479      #845535, 7.593% due 10/01/2023    4,008,218      3,985,045      3.84
                                        5,019,242      #755170, 7.351% due 8/01/2031     5,188,642      5,075,709      4.89
                                                     Federal National Mortgage
                                                     Association:
                                        7,798,148      #70169, 7.167% due 12/01/2018     8,106,118      7,934,616      7.64
                                        3,132,686      #142069, 7.120% due 12/01/2021    3,197,297      3,182,621      3.06
                                        1,870,881      #139312, 7.519% due 12/01/2021    1,945,844      1,900,790      1.83
                                        1,041,890      #181278, 7.007% due 9/01/2022     1,067,528      1,060,123      1.02
                                        2,444,412      #200009, 7.571% due 2/01/2023     2,453,148      2,471,911      2.38
                                        2,738,266      #291252, 7.607% due 8/01/2024     2,772,573      2,781,476      2.68
                                          577,011      #324905, 7.636% due 9/01/2025       582,769        583,615      0.56
                                        3,899,302    Government National Mortgage
                                                     Association, #8217, 6.875% due
                                                     6/20/2023                           3,945,542      3,950,500      3.80
                                        3,870,617    Prudential Home Mortgage
                                                     Securities Company, Inc.,
                                                     REMIC (a), 92-35-A1, 7.851%
                                                     due 11/25/2022                      3,967,383      3,904,660      3.76

                  Cost of Funds         2,186,242    DLJ Mortgage Acceptance Corp.,
                  Indexed Obligations                REMIC (a),91-6-A1, 7.804%
                                                     due 9/25/2021                       2,223,647      2,178,043      2.10

                  London Interbank      2,686,559    Federal National Mortgage
                  Offered Rate                       Association, #305729, 7.829%
                  Indexed                            due 2/01/2025                       2,764,978      2,757,081      2.65
                  Obligations          15,005,921    Resolution Trust Corporation,
                                                     REMIC (a), 92-C1-B,
                                                     7.063% due 8/25/2023               14,452,844     15,019,989     14.46
                                        5,394,848    Resolution Trust Corporation,
                                                     REMIC (a), 92-C8-A2,
                                                     6.475% due 12/25/2023               5,411,493      5,347,643      5.15

                                                     Total Investments in
                                                     Adjustable Rate
                                                     Mortgage-Backed Obligations        77,881,277     77,783,536     74.89

Derivative                             32,590,854    DLJ Mortgage Acceptance Corp.,
Mortgage-Backed                                      REMIC (a),92-6-A1, 0.648%
Obligations**--                                      due 7/25/2022                         505,468        283,026      0.27
Interest Only (b)                          46,628    Federal Home Loan Mortgage
                                                     Corporation, REMIC (a)(c), 92-1363-C,
                                                     390% due 8/15/2022                    958,098        284,531      0.27
                                                     Sears Mortgage Securities Corp.,
                                                     REMIC (a):
                                            2,083      91-K-A4, 5,814% due 9/25/2021       349,917        188,025      0.18
                                       17,178,115      92-12-A3, 0.494% due 7/25/2022      216,684        171,781      0.17

                                                     Total Investments in Derivative
                                                     Mortgage-Backed Obligations--
                                                     Interest Only                       2,030,167        927,363      0.89

Fixed Rate                              1,452,028    Federal National Mortgage
Mortgage-Backed                                      Association, #201892, 8.50% due
Obligations**                                        9/01/2011                           1,517,832      1,499,364      1.44

                                                     Total Investments in Fixed Rate
                                                     Mortgage-Backed Obligations         1,517,832      1,499,364      1.44

                                                     Total Investments in
                                                     Mortgage-Backed Obligations        81,429,276     80,210,263     77.22

US Government                           8,000,000    Federal Home Loan Mortgage
Agency Obligations                                   Corporation, 6.54% due 5/19/2000    8,092,999      8,177,608      7.87

                                                     Total Investments in US Government
                                                     Agency Obligations                  8,092,999      8,177,608      7.87

US Government                           5,000,000    United States Treasury Notes,
Obligations                                          5.50% due 2/29/2000                 4,995,313      5,050,000      4.86

                                                     Total Investments in
                                                     US Government Obligations           4,995,313      5,050,000      4.86

Short-Term        Repurchase            9,596,000    Morgan Stanley, Dean Witter &
Securities        Agreements***                      Company, purchased on 11/30/1998
                                                     to yield 5.375% to 12/01/1998       9,596,000      9,596,000      9.24

                                                     Total Short-Term Securities         9,596,000      9,596,000      9.24

                                                     Total Investments                $104,113,588    103,033,871     99.19
                                                                                      ============
                                                     Other Assets Less Liabilities                        845,722      0.81
                                                                                                     ------------    -------
                                                     Net Assets                                      $103,879,593    100.00%
                                                                                                     ============    =======



                 *Adjustable Rate Obligations have coupon rates which reset periodically.
                **Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the stated maturity.
               ***Repurchase Agreements are fully collateralized by US Government &
                  Agency Obligations.
               (a)Real Estate Mortgage Investment Conduits (REMIC).
               (b)Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
               (c)Adjustable rate coupon that resets inversely to changes in the
                  London Interbank Offered Rate.

                  See Notes to Financial Statements.



Merrill Lynch Adjustable Rate Securities Fund, Inc., November 30, 1998

STATEMENT OF ASSETS AND LIABILITIES
                    As of November 30, 1998
Assets:             Investments, at value (identified cost--$104,113,588) (Note 1a)                         $103,033,871
                    Cash                                                                                             234
                    Receivables:
                      Principal paydowns                                                   $    850,054
                      Interest                                                                  742,411
                      Capital shares sold                                                        13,462        1,605,927
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          83,030
                                                                                                            ------------
                    Total assets                                                                             104,723,062
                                                                                                            ------------

Liabilities:        Payables:
                      Capital shares redeemed                                                   440,743
                      Dividends to shareholders (Note 1g)                                       150,850
                      Distributor (Note 2)                                                       54,492
                      Investment adviser (Note 2)                                                41,806          687,891
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       155,578
                                                                                                            ------------
                    Total liabilities                                                                            843,469
                                                                                                            ------------

Net Assets:         Net assets                                                                              $103,879,593
                                                                                                            ============

Net Assets          Class A Common Stock, $0.10 par value, 100,000,000 shares authorized                    $      9,708
Consist of:         Class B Common Stock, $0.10 par value, 600,000,000 shares authorized                         834,471
                    Class C Common Stock, $0.10 par value, 100,000,000 shares authorized                          48,932
                    Class D Common Stock, $0.10 par value, 200,000,000 shares authorized                         204,056
                    Paid-in capital in excess of par                                                         139,145,866
                    Accumulated realized capital losses on investments--net (Note 5)                         (35,283,723)
                    Unrealized depreciation on investments--net                                               (1,079,717)
                                                                                                            ------------
                    Net assets                                                                              $103,879,593
                                                                                                            ============

Net Asset           Class A--Based on net assets of $922,410 and 97,075
Value:                       shares outstanding                                                             $       9.50
                                                                                                            ============
                    Class B--Based on net assets of $79,011,211 and 8,344,715
                             shares outstanding                                                             $       9.47
                                                                                                            ============
                    Class C--Based on net assets of $4,633,985 and 489,321
                             shares outstanding                                                             $       9.47
                                                                                                            ============
                    Class D--Based on net assets of $19,311,987 and 2,040,564
                             shares outstanding                                                             $       9.46
                                                                                                            ============

                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                    For the Six Months Ended November 30, 1998
Investment Income   Interest and discount earned, net of premium amortization                               $  3,379,222
(Note 1e):

Expenses:           Account maintenance and distribution fees--Class B (Note 2)            $    306,437
                    Investment advisory fees (Note 2)                                           267,160
                    Accounting services (Note 2)                                                 47,430
                    Transfer agent fees--Class B (Note 2)                                        44,092
                    Professional fees                                                            35,301
                    Registration fees (Note 1f)                                                  30,098
                    Printing and shareholder reports                                             29,935
                    Account maintenance fees--Class D (Note 2)                                   24,167
                    Account maintenance and distribution fees--Class C (Note 2)                  18,830
                    Directors' fees and expenses                                                 13,392
                    Custodian fees                                                               12,649
                    Transfer agent fees--Class D (Note 2)                                         8,309
                    Transfer agent fees--Class C (Note 2)                                         2,253
                    Pricing fees                                                                  1,485
                    Transfer agent fees--Class A (Note 2)                                           476
                    Other                                                                         6,773
                                                                                           ------------
                    Total expenses                                                                               848,787
                                                                                                            ------------
                    Investment income--net                                                                     2,530,435
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (271,588)
Unrealized          Change in unrealized depreciation on investments--net                                       (985,300)
Loss on                                                                                                     ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  1,273,547
(Notes 1c, 1e & 3):                                                                                         ============

                    See Notes to Financial Statements.




Merrill Lynch Adjustable Rate Securities Fund, Inc., November 30, 1998

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six     For the Year
                                                                                           Months Ended            Ended
                    Increase (Decrease) in Net Assets:                                    Nov. 30, 1998     May 31, 1998
Operations:         Investment income--net                                                 $  2,530,435     $  6,265,385
                    Realized loss on investments--net                                          (271,588)        (299,001)
                    Change in unrealized appreciation/depreciation on investments--net         (985,300)        (180,061)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      1,273,547        5,786,323
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                   (29,901)         (49,343)
(Note 1g):            Class B                                                                (1,893,979)      (4,834,537)
                      Class C                                                                  (108,112)        (278,673)
                      Class D                                                                  (498,443)      (1,102,832)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                          (2,530,435)      (6,265,385)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                             (4,655,189)     (14,637,054)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total decrease in net assets                                             (5,912,077)     (15,116,116)
                    Beginning of period                                                     109,791,670      124,907,786
                                                                                           ------------     ------------
                    End of period                                                          $103,879,593     $109,791,670
                                                                                           ============     ============



                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                            Class A
                                                                                                                For the
                                                                 For the Six                                     Period
The following per share data and ratios have been derived           Months                                      Oct. 21,
from information provided in the financial statements.              Ended                                      1994++ to
                                                                   Nov. 30,       For the Year Ended May 31,    May 31,
Increase (Decrease) in Net Asset Value:                              1998      1998       1997++++   1996++++     1995
Per Share           Net asset value, beginning of period          $    9.61  $    9.65  $    9.54  $    9.55   $    9.46
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:          Investment income--net                            .26        .57        .59        .56         .36
                      Realized and unrealized gain
                      (loss) on investments--net                       (.11)      (.04)       .10        .03         .09
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .15        .53        .69        .59         .45
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net         (.26)      (.57)      (.58)       (.60)      (.36)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $    9.50  $    9.61  $    9.65  $    9.54   $    9.55
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                1.57%+++   5.66%      7.48%      6.41%       4.85%+++
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                           .92%*      .92%       .89%       .81%        .87%*
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            5.40%*     5.93%      6.13%      6.20%       6.18%*
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $     923  $   1,071  $     265  $     281   $     345
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                                8.74%     47.55%     18.48%     25.30%     102.55%
                                                                  =========  =========  =========  =========   =========

                  ++Commencement of operations.
                ++++Based on average shares outstanding.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Adjustable Rate Securities Fund, Inc., November 30, 1998

FINANCIAL HIGHLIGHTS (continued)
                                                                                             Class B
                                                                For the Six
The following per share data and ratios have been derived          Months
from information provided in the financial statements.             Ended
                                                                  Nov. 30,          For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                             1998        1998      1997++     1996++     1995
Per Share           Net asset value, beginning of period          $    9.58  $    9.62  $    9.53  $    9.56   $    9.53
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:          Investment income--net                            .22        .50        .51        .52         .46
                      Realized and unrealized gain
                      (loss) on investments--net                       (.11)      (.04)       .09       (.02)        .04
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .11        .46        .60        .50         .50
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net         (.22)      (.50)      (.51)      (.53)       (.47)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $    9.47  $    9.58  $    9.62  $    9.53   $    9.56
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                1.17%+++   4.85%      6.44%      5.34%       5.48%
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          1.69%*     1.70%      1.65%      1.59%       1.59%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            4.64%*     5.19%      5.35%      5.45%       4.88%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $  79,011  $  85,094  $ 106,061  $ 137,387   $ 202,334
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                                8.74%     47.55%     18.48%     25.30%     102.55%
                                                                  =========  =========  =========  =========   =========

                  ++Based on average shares outstanding.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (continued)
                                                                                            Class C
                                                                                                                For the
                                                                 For the Six                                     Period
The following per share data and ratios have been derived           Months                                      Oct. 21,
from information provided in the financial statements.              Ended                                      1994++ to
                                                                   Nov. 30,       For the Year Ended May 31,    May 31,
Increase (Decrease) in Net Asset Value:                              1998      1998       1997++++   1996++++     1995
Per Share           Net asset value, beginning of period          $    9.58  $    9.63  $    9.53  $    9.56   $    9.46
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:          Investment income--net                            .22        .49        .50        .48         .31
                      Realized and unrealized gain
                      (loss) on investments--net                       (.11)      (.05)       .11        .01         .10
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .11        .44        .61        .49         .41
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net         (.22)      (.49)      (.51)      (.52)       (.31)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $    9.47  $    9.58  $    9.63  $    9.53   $    9.56
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                1.16%+++   4.71%      6.51%      5.30%       4.47%+++
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          1.73%*     1.74%      1.70%      1.57%       1.68%*
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            4.59%*     5.15%      5.34%      5.40%       5.51%*
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $   4,634  $   4,434  $   5,315  $   3,078   $   1,409
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                                8.74%     47.55%     18.48%     25.30%     102.55%
                                                                  =========  =========  =========  =========   =========

                  ++Commencement of operations.
                ++++Based on average shares outstanding.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Adjustable Rate Securities Fund, Inc., November 30, 1998

FINANCIAL HIGHLIGHTS (concluded)
                                                                                             Class D
                                                                 For the Six
The following per share data and ratios have been derived           Months
from information provided in the financial statements.              Ended
                                                                   Nov. 30,          For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                              1998       1998      1997++     1996++     1995
Per Share           Net asset value, beginning of period          $    9.58  $    9.62  $    9.52  $    9.55   $    9.53
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:          Investment income--net                            .25        .55        .57        .56         .51
                      Realized and unrealized gain
                      (loss) on investments--net                       (.12)      (.04)       .09       (.01)        .03
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .13        .51        .66        .55         .54
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net         (.25)      (.55)      (.56)      (.58)       (.52)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $    9.46  $    9.58  $    9.62  $    9.52   $    9.55
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                1.33%+++   5.40%      7.11%      5.91%       5.91%
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          1.17%*     1.18%      1.13%      1.06%       1.08%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            5.16%*     5.70%      5.87%      5.98%       5.44%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $  19,312  $  19,193  $  13,267  $  12,800   $  16,993
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                                8.74%     47.55%     18.48%     25.30%     102.55%
                                                                  =========  =========  =========  =========   =========


                  ++Based on average shares outstanding.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.





NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Adjustable Rate Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded in the over-the-counter market are valued at the last available bid price or on the basis of yield equivalents as obtained from one or more dealers that make markets in such securities. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are stated at market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and related options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margins and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time is was closed.


Merrill Lynch Adjustable Rate Securities Fund, Inc., November 30, 1998


NOTES TO FINANCIAL STATEMENTS (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount and premiums) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--All or a portion of the Fund's net investment income is declared daily and paid monthly. Distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Dollar rolls--The Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.50%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                            Account        Distribution
                        Maintenance Fee        Fee

Class B                      0.25%             0.50%
Class C                      0.25%             0.55%
Class D                      0.25%               --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended November 30, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                              MLFD       MLPF&S

Class D                      $1,219     $13,008

For the six months ended November 30, 1998, MLPF&S received contingent deferred sales charges of $37,413 and $1,383 relating to transactions in Class B and Class C Shares, respectively.

For the six months ended November 30, 1998, the Fund paid Merrill
Lynch Security Pricing Service, an affiliate of MLPF&S, $515 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 1998 were $8,687,413 and $16,985,231, respectively.

Net realized losses for the six months ended November 30, 1998 and unrealized losses as of November 30, 1998 were as follows:


                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments            $   (271,588) $  (1,079,717)
                                 ------------  -------------
Total                            $   (271,588) $  (1,079,717)
                                 ============  =============

As of November 30, 1998, net unrealized depreciation for Federal income tax purposes aggregated $1,079,717, of which $774,845 related to appreciated securities and $1,854,562 related to depreciated securities. The aggregate cost of investments at November 30, 1998 for Federal income tax purposes was $104,113,588.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $4,655,189 and $14,637,054 for the six months ended November 30, 1998 and the year ended May 31, 1998, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                           282,193  $   2,697,609
Shares issued to shareholders
in reinvestment of dividends            1,854         17,727
                                 ------------  -------------
Total issued                          284,047      2,715,336
Shares redeemed                      (298,376)    (2,850,358)
                                 ------------  -------------
Net decrease                          (14,329) $    (135,022)
                                 ============  =============


Class A Shares for the Year                         Dollar
Ended May 31, 1998                    Shares        Amount

Shares sold                           771,140  $   7,441,376
Shares issued to shareholders
in reinvestment of dividends            3,289         31,720
                                 ------------  -------------
Total issued                          774,429      7,473,096
Shares redeemed                      (690,516)    (6,662,852)
                                 ------------  -------------
Net increase                           83,913  $     810,244
                                 ============  =============


Class B Shares for the Six Months                   Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                         1,362,315  $  12,980,600
Shares issued to shareholders
in reinvestment of dividends          118,137      1,125,871
                                 ------------  -------------
Total issued                        1,480,452     14,106,471
Automatic conversion of shares        (10,099)      (100,465)
Shares redeemed                    (2,007,336)   (19,130,140)
                                 ------------  -------------
Net decrease                         (536,983) $  (5,124,134)
                                 ============  =============


Class B Shares for the Year                         Dollar
Ended May 31, 1998                    Shares        Amount

Shares sold                         4,070,396  $  39,158,320
Shares issued to shareholders
in reinvestment of dividends          297,976      2,866,127
                                 ------------  -------------
Total issued                        4,368,372     42,024,447
Automatic conversion of shares        (19,534)      (187,749)
Shares redeemed                    (6,489,984)   (62,440,387)
                                 ------------  -------------
Net decrease                       (2,141,146) $ (20,603,689)
                                 ============  =============


Class C Shares for the Six Months                   Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                           457,632  $   4,370,875
Shares issued to shareholders
in reinvestment of dividends            8,441         80,421
                                 ------------  -------------
Total issued                          466,073      4,451,296
Shares redeemed                      (439,518)    (4,195,221)
                                 ------------  -------------
Net increase                           26,555  $     256,075
                                 ============  =============


Class C Shares for the Year                         Dollar
Ended May 31, 1998                    Shares        Amount

Shares sold                         1,544,770  $  14,865,849
Shares issued to shareholders
in reinvestment of dividends           22,757        219,003
                                 ------------  -------------
Total issued                        1,567,527     15,084,852
Shares redeemed                    (1,656,902)   (15,944,236)
                                 ------------  -------------
Net decrease                          (89,375) $    (859,384)
                                 ============  =============


Merrill Lynch Adjustable Rate Securities Fund, Inc., November 30, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)



Class D Shares for the Six Months                   Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                           313,426  $   2,984,222
Automatic conversion of shares         10,100        100,465
Shares issued to shareholders
in reinvestment of dividends           40,291        383,736
                                 ------------  -------------
Total issued                          363,817      3,468,423
Shares redeemed                      (327,366)    (3,120,531)
                                 ------------  -------------
Net increase                           36,451  $     347,892
                                 ============  =============


Class D Shares for the Year                         Dollar
Ended May 31, 1998                    Shares        Amount

Shares sold                         1,464,082  $  14,083,453
Automatic conversion of shares         19,536        187,749
Shares issued to shareholders
in reinvestment of dividends           86,838        834,918
                                 ------------  -------------
Total issued                        1,570,456     15,106,120
Shares redeemed                      (945,839)    (9,090,345)
                                 ------------  -------------
Net increase                          624,617  $   6,015,775
                                 ============  =============


5. Capital Loss Carryforward:

At May 31, 1998, the Fund had a net capital loss carryforward of approximately $34,578,000, of which $20,978,000 expires in 2002, $3,888,000 expires in 2003, $7,641,000 expires in 2004, $251,000 expires in 2005 and $1,820,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.